                                 AMENDMENT NO. 1

                                       TO

                     REVOLVING CREDIT AND SECURITY AGREEMENT


                  THIS AMENDMENT NO. 1 ("Amendment") is entered into as of June 25, 1997, by and among GRAHAM-FIELD HEALTH PRODUCTS, INC., a corporation organized under the laws of the State of Delaware ("Holdings"), GRAHAM-FIELD, INC., a corporation organized under the laws of the State of New York ("Field"), GRAHAM-FIELD EXPRESS, INC., a corporation organized under the laws of the State of Delaware ("Express"), GRAHAM-FIELD TEMCO, INC., a corporation organized under the laws of the State of New Jersey ("Temco"), GRAHAM-FIELD DISTRIBUTION, INC., a corporation organized under the laws of the State of Missouri ("Distribution"), GRAHAM-FIELD BANDAGE, INC., a corporation organized under the laws of the State of Rhode Island ("Bandage"), GRAHAM-FIELD EXPRESS (PUERTO
RICO), INC., a corporation organized under the laws of the State of Delaware ("GFPR") and EVEREST & JENNINGS, INC., a corporation organized under the laws of the State of California ("E & J"), (Holdings, Field, Express, Temco, Distribution, Bandage, GFPR and E & J, each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party to (collectively, the "Lenders" and individually a "Lender") the Loan Agreement (as defined below) and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation ("IBJS"), as agent for Lenders (IBJS, in such capacity, the "Agent").


                                   BACKGROUND


                  Borrowers, Lenders and Agent are parties to a Revolving Credit and Security Agreement dated as of December 10, 1996 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations.

                  Borrowers have requested that Lenders and Agent amend the Loan Agreement by adding a $2,000,000 term loan and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and/or Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
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                  2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

                  (a) The following definitions are added to Section 1.2 of the Loan Agreement in their appropriate alphabetical order to provide as follows:

                       "Amendment No. 1 Effective Date" shall mean June 25,
                  1997.

                       "Term Loan" shall have the meaning set forth in
                  Section 17 hereof.

                           "Term Loan Rate" shall have the meaning set forth in
                  Section 17 hereof.

                       "Term Note" shall have the meaning set forth in
                  Section 17 hereof.

                  (b) The definition of "Collateral" is amended in its entirety to provide as follows:

                           "Collateral" shall mean and include:

                                    (a)     all Receivables;

                                    (b)     all General Intangibles;

                                    (c)     all Inventory;

                                    (d)     all Equipment;

                                    (e) all of each Borrower's right, title and
interest in and to (i) its respective goods and other property including, but not limited to, all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of each Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to any Borrower from any Customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of each Borrower's contract rights, rights of payment which have been earned under a contract right, instruments, documents, chattel paper, warehouse receipts, deposit accounts, money and securities; (vi) if and when obtained by any Borrower, all real and personal property of third parties in which such Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (vii) any other goods, personal property or real property now owned or hereafter acquired in which any Borrower has expressly granted a security interest or may in the future grant a security interest to Agent hereunder, or in any amendment or supplement hereto or thereto, or under any other agreement between Agent and any Borrower entered into in connection herewith or therewith;

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                                    (f) all of each Borrower's ledger sheets,
ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by any Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to (a), (b),
(c), (d) or (e) of this Paragraph; and

                                    (g) all proceeds and products of (a), (b),
(c), (d), (e) and (f) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

                  (c)      The following sentence is added at the end of
Section 16.3(c):

                  "Without in any manner limiting the foregoing, Borrowers and each Lender specifically consent to the sale, assignment and/or transfer by IBJS to IBJ Schroder Business Credit Corporation of all or any part of its rights under this Agreement and the Other Documents in its capacity as Agent and as Lender."

                  (d) A new Article XVII is added to the Loan Agreement which provides as follows:

                       "XVII.  Term Loan.

                           17. Term Loan.

                  (a) On the Amendment No. 1 Effective Date, Agent will make a Term Loan to Holdings in the amount of $2,000,000 (the "Term Loan") payable in full on July 16, 1997. No other Lender shall have any obligation to join the funding of the Term Loan. Interest on the Term Loan shall be payable in arrears on July 1, 1997 with a final payment of interest due upon the repayment of the Term Loan. Interest on the outstanding principal balance of the Term Loan shall be payable at a rate per annum equal to the Alternate Base Rate plus one-half of one percent (.50%) (the "Term Loan Rate"). Whenever, subsequent to the date of this Agreement, the Alternate Base Rate is increased or decreased, such interest rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. Upon the occurrence of an Event of Default, and during the continuation thereof, the Term Loan shall bear interest at the Term Loan Rate plus two (2%) percent per annum. Only Agent shall be entitled to earn interest on the Term Loan and such interest shall only be for Agent's account. The Term Loan shall be evidenced by a secured promissory note in substantially the form attached hereto as Exhibit 17.


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
                  (b) Notwithstanding any of the provisions of this Agreement to the contrary, any amounts received by Agent to be applied to the outstanding Obligations, other than amounts specifically designated to repay the Term Loan in connection with any refinancing thereof, shall be applied first to the Obligations other than the Term Loan in such order as Agent in its sole discretion may determine or as set forth in Sections 2.13 and 11.1 (as applicable) and, second, to the Term Loan.

                  (c) Exhibit 17 to this Amendment is added as Exhibit 17 to the Loan Agreement."

                  3. Acknowledgment. The Term Loan, constituting Indebtedness of Borrowers to Agent, is included within the definition of "Obligations".

                  4. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) eight (8) copies of this Amendment executed by Borrowers and consented and agreed to by Guarantor, (ii) the Term Note, (iii) resolutions authorizing Borrowers to enter into this Amendment and the transactions contemplated hereby and (iv) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel.

                  5. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

                           (a) This Amendment and the Loan Agreement, as amended
                  hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                           (b) Upon the effectiveness of this Amendment, each
                  Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                           (c) No Event of Default or Default has occurred and
                  is continuing or would exist after giving effect to this Amendment.

                           (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

                  6.       Effect on the Loan Agreement.

                  (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

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
                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                  7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                  8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  9. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.



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
                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                                        GRAHAM-FIELD HEALTH PRODUCTS, INC.


                                        By: /s/ Irwin Selinger
                                           -----------------------------
                                           Irwin Selinger
                                           Chief Executive Officer


ATTEST:

/s/ Richard Kolodny
--------------------------
Richard Kolodny, Secretary
of the foregoing corporation



                                        GRAHAM-FIELD, INC.
                                        GRAHAM-FIELD EXPRESS, INC.
                                        GRAHAM-FIELD TEMCO, INC.
                                        GRAHAM-FIELD DISTRIBUTION, INC.
                                        GRAHAM-FIELD BANDAGE, INC.
                                        GRAHAM-FIELD EXPRESS (PUERTO RICO), INC.
                                        EVEREST & JENNINGS, INC.


                                        By: /s/ Gary M. Jacobs
                                           -----------------------------------
                                           Gary M. Jacobs, Vice President of
                                           Finance of each of the foregoing
                                           corporations

ATTEST:

/s/ Richard Kolodny
--------------------------
Richard Kolodny, Secretary
of each of the foregoing
corporations


                                        IBJ SCHRODER BANK & TRUST COMPANY, as
                                        Lender and as Agent


                                        By: /s/ James M. Steffy
                                           --------------------------------
                                           Name: James M. Steffy
                                           Title: Vice President

                                        One State Street
                                        New York, New York 10004

                                        Commitment Percentage:  31.81819%



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
                                   NATIONAL CITY COMMERCIAL FINANCE, INC.


                                   By: /s/ Christina M. Lucas
                                      -------------------------------
                                   Name: Christina M. Lucas
                                   Title: Vice President

                                   1965 East Sixth Street, Suite 400
                                   Cleveland, Ohio 44114


                                   Commitment Percentage:  22.72727%


                                   BTM CAPITAL CORPORATION


                                   By: /s/ William York
                                      -------------------------------
                                   Name: William York
                                   Title: Senior Vice President

                                   125 Summer Street, Fourth Floor
                                   Boston, Massachusetts 02110

                                   Commitment Percentage:  22.72727%




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
                                            DEUTSCHE FINANCIAL SERVICES CORP.


                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

                                            Address:__________________________

                                            ----------------------------------

                                            Commitment Percentage:  22.72727%


CONSENTED AND AGREED TO:

EVEREST & JENNINGS CANADIAN LIMITED


By: /s/ Gary M. Jacobs
   -------------------------------
Name: Gary M. Jacobs
Title: Vice President of Finance


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